UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03231

SEI Liquid Asset Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

c/o CT Corporation

155 Federal St.

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

June 30, 2015

ANNUAL REPORT

SEI Liquid Asset Trust

➤ Prime Obligation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI LIQUID ASSET TRUST — JUNE 30, 2015 (Unaudited)

To Our Shareholders:

At the beginning of the Fund’s fiscal year — which ran from July 1, 2014 through June 30, 2015 — SEI’s view was that global economic recovery was a work in progress. We anticipated continued strength in equity markets and their outperformance over bonds. We also expected a cautious approach by the U.S. Federal Open Market Committee in raising interest rates. While the market had its ups, downs and inbetweens during the fiscal year, our view was largely accurate.

In the first half of 2014, there was an easing of the geopolitical standoff between Russia, Ukraine and Europe; and certain high-risk areas of the market (such as high-yield and emerging-market debt and equities) continued the recoveries they had begun in late 2013 and early 2014. By the end of the second quarter of 2014, U.S. economic growth was recovering from its surprisingly weak start, and key measures of volatility and investor risk aversion was reaching extreme lows by the end of June 2014.

These dynamics changed considerably in mid-2014 due to shocks in commodities and currency markets as well as divergent central bank policies. These developments fostered rising uncertainty and volatility, as well as divergent behavior within and across asset classes. Despite the intrigue, most fixed-income and equity asset classes in the U.S. produced positive returns for the one-year period ending June 30, 2015. Results were more of a mixed bag in other asset classes and outside the U.S., as a significantly stronger dollar weighed on commodity and international-asset returns.

Geopolitical events

In contrast to the Fund’s previous fiscal year, the conflict between Russia and Ukraine (and, by extension, between Russia and western powers such as Europe and the U.S.) simmered but did not boil over. There was continued (and in some cases intensifying) strife in several Middle Eastern and African nations, including Syria, Iraq, Libya and Nigeria. However, disruptions within the latter three countries, which are net oil producers, were not sufficient to stop the price of crude oil from falling sharply during the period. In fact, some of the most interesting geopolitical wrangling occurred within the oil markets. Faced with a dramatic increase in North American oil production in recent years, the Organization of Petroleum Exporting Countries (OPEC) decided to maintain, rather than cut, existing production targets, despite “an extremely well-supplied market.”3 This decision reflected an intense battle for market share that began during 2014 between Saudi Arabia, the oil market’s key producer, and North America, where significant investments have been made in unconventional (but costlier) forms of oil-and-gas production. Although not necessarily related, the Obama administration invested a great deal of diplomatic time and effort during the year in reaching a deal with Iran — which happens to be Saudi Arabia’s key rival in the region — in an attempt to check its nuclear ambitions while easing the west’s economic sanctions. Although Iran has vast amounts of oil reserves, most energy analysts do not believe the agreement will have an immediate impact on either the country’s oil production or the global price of oil. Still, Saudi Arabia has been willing to allow the price of oil to fall in order to recover market share, even running down its foreign-currency reserves and increasing its borrowing to cover government expenditures. We believe these oil-market dynamics could continue to have diverse and meaningful impacts on the world’s economies and financial markets.

Economic performance

In the U.S., recovery from a first-quarter contraction began in the second quarter of 2014. Growth slowed a bit in the fourth quarter before contracting once again in the first quarter of 2015. This year’s first-quarter disappointment was driven by extreme winter weather in certain parts of the U.S., as well as sluggish demand from abroad. The latter factor was made worse by a stronger dollar (which makes imports from the U.S. more expensive to foreign buyers) and increasingly contentious labor negotiations in several west-coast ports that, at times, prevented the smooth flow of goods into and out of the country. While overall U.S. growth was not terribly impressive for the full period, it remained positive and, encouragingly, the labor market continued to strengthen. Initial claims for unemployment benefits maintained their sharp, downward trajectory from the highs of 2009, and the U.S. unemployment rate fell from 6.3% at the end of May 2014 to 5.3% at the end of June 2015, according to the Bureau of Labor Statistics. The proportion of working-age individuals participating in the labor force, which declined sharply

[3]	“OPEC 166th Meeting concludes,” Organization of the Petroleum Exporting Countries, November 27, 2014, <http://www.opec.org/opec_web/en/press_room/2938.htm>.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	1

from 2008 to 2013, continued to show signs of stabilizing. Employee compensation also exhibited steady growth, although the pace remained below its long-term average. While the U.S. economy appears to have rebounded in the second quarter of 2015, there have nonetheless been additional signs of sluggishness. For example, after a solid run during the first half of the Fund’s fiscal year, industrial production, capacity utilization and consumer-sentiment measures have been trending down since the start of 2015. Lower oil prices, historically a boon for U.S. consumers, have had a more mixed impact this time around. As global oil prices fell, many higher-cost North American producers began to struggle, as did states and regions where heavy energy investments were made in recent years. Still, the overall story during the reporting period was one of slow but continued growth. As a result, the Fed ended its asset-purchase programs (also known as quantitative easing) in 2014, which caused some volatility in fixed-income markets during the period. Most market observers still expect the Fed to begin hiking interest rates sometime in late 2015, which should be positive for short-term fixed-income investors. However, these recent signs of economic sluggishness have pushed the expected start date of Federal Reserve (Fed) interest rate hikes further into the future.

Market developments

In U.S. fixed-income markets, inflation-protected securities lagged as inflation expectations fell in the face of lower commodity prices, a stronger dollar and sluggish growth. The U.S. Treasury yield curve flattened; shorter-term rates rose on expectations of a Fed rate hike in the near future, while longer-term rates fell on disappointing economic results, falling inflation expectations and bouts of risk aversion. Long rates reversed course in a choppy fashion from February 2015 but still ended the period slightly lower. This meant positive returns in longer-dated Treasurys, as Treasury bond yields and prices move inversely. Interest rate volatility was notably higher once the Fed ended its quantitative-easing efforts.

Most non-Treasury sectors performed well. Non-agency mortgage-backed securities (MBS), commercial MBS (CMBS) and asset-backed securities (ABS) outperformed comparably dated Treasurys. Non-agency MBS outperformance was driven by the ongoing U.S. housing recovery, limited supply and attractive risk-adjusted returns. CMBS outperformance, driven by ongoing improvement in commercial real estate fundamentals, was reflected in tightening yield spreads over Treasurys. (Spread is the additional yield offered by a security over a benchmark security, such as a Treasury, of similar maturity; when the spread narrows, it indicates that the higher-risk security has outperformed, and when it widens, it implies that the benchmark or risk-free security has outperformed.) Within ABS, securitized credit card and automobile loans were outperformers.

Investment-grade and high-yield corporate debt underperformed Treasurys, as spreads widened in both sectors. The struggles of the energy sector (especially issues related to oil, gas and coal production) played a significant role in the underperformance. Industrial issues also performed poorly overall. Within investment-grade, financials outperformed (especially banks, where bondholders have benefited from stricter capital regulations and sturdier balance sheets). Healthcare was also positive, thanks to solid corporate fundamentals and strong merger-and-acquisition (M&A) activity. Within high yield, collateralized loan obligations outperformed, primarily due to a supply-and-demand imbalance, as strong investor demand was met by sluggish loan production. Taxable municipal debt also performed well compared to corporates.

The Fed’s policy of keeping short-term interest rates near zero continued to depress money market fund yields during the period. In addition, the finalization of the Securities and Exchange Commission’s money market rule reform in July 2014 is expected to have significant impacts on the scope of money market fund management and operations. Shares of institutional prime funds will be required to adopt a floating net asset value (NAV), replacing the traditional stable one dollar per share price. Retail prime funds and government funds are exempt from the floating NAV requirement. In addition, prime funds (both institutional and retail) will be required to impose liquidity fees and redemption gates under certain circumstances, while government funds will be able to elect to opt out of those gates and fees. Funds have until October 2016 to come into compliance with the new rules, and SEI is designing a plan to restructure our existing money market fund offerings.

Commodity markets were routed badly during the Fund’s fiscal year. As already noted, the oil market was hit especially hard due to substantial increases in global supply, driven by a massive expansion of North American production and OPEC’s refusal to cut output. Oil prices fell by more than half from mid-2014 through the start of 2015 and ended the period more than 40% lower. Most other commodities were also hit hard, as they: fell in sympathy with oil; reacted to concerns about slowing growth in China and other large emerging markets; and responded to a sharply stronger U.S. dollar. (Most commodity trading takes place in U.S. dollars; thus, as the dollar’s value increases, the prices of most commodities tend to fall.) The Bloomberg Commodity Index fell by roughly 25% over the Fund’s fiscal year. Although lower oil prices may be supportive of economic activity in the longer term, these developments have had negative short-term impacts on the dollar value of global trade and economic activity in certain energy-producing regions of North America. They have also helped keep a lid on inflation pressures. As a result, short-term interest rates have remained near zero for longer than many market participants expected.

2	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Our View

Toward the end of the Fund’s fiscal year, there were indications that the U.S. economy had returned to growth, but the immediate rebound was not as strong as the one seen in the second quarter of 2014. Whether its momentum improves remains to be seen, and the outcome could influence the Fed’s policy decisions later in 2015. In fixed-income markets, low-risk and risk-free sovereign-government debt still looks expensive to us, but credit markets should continue to offer relative-value opportunities.

On behalf of SEI Investments, I want to thank you for the confidence you have in the SEI Liquid Asset Trust. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence

Managing Director, Portfolio Management Group

SEI Liquid Asset Trust / Annual Report / June 30, 2015	3

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

June 30, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CERTIFICATES OF DEPOSIT (A) — 34.8%
ANZ New Zealand International (B) (D)
0.263%, 07/05/15	$10,484	$10,484
Bank of Montreal IL
0.275%, 07/04/15 (D)	10,000	10,000
0.250%, 09/16/15	4,750	4,750
Bank of Nova Scotia (D)
0.270%, 07/01/15	12,000	12,000
0.260%, 07/01/15	10,000	10,000
Bank of Tokyo-Mitsubishi UFJ NY
0.324%, 07/01/15 (D)	4,000	4,000
0.314%, 07/01/15 (D)	750	750
0.336%, 07/29/15 (D)	9,900	9,900
0.310%, 07/29/15	2,000	2,000
0.464%, 09/04/15 (D)	7,000	7,003
BNZ International Funding (B) (D)
0.010%, 07/02/15	4,794	4,794
Canadian Imperial Bank Commerce
0.100%, 07/01/15	36,742	36,742
0.377%, 08/13/15 (D)	326	326
DNB Bank (D) (B)
0.286%, 07/14/15	10,000	10,000
Fairway Finance (D) (B)
0.267%, 07/20/15	1,500	1,500
0.258%, 07/24/15	13,500	13,500
General Electric Capital (D)
0.280%, 07/01/15	4,750	4,750
0.260%, 07/24/15	5,000	5,000
HSBC Bank
0.200%, 08/10/15	11,000	11,000
0.230%, 09/01/15	5,500	5,500
JPMorgan Securities (D)
0.305%, 07/04/15	11,250	11,250
0.327%, 07/31/15	5,850	5,850
Mizuho Bank
0.250%, 07/01/15	5,672	5,672
0.260%, 07/13/15	4,000	4,000
0.260%, 08/07/15	10,000	10,000
0.270%, 08/11/15	5,374	5,374
0.270%, 09/10/15	8,000	8,000
National Australia Bank (B) (D)
0.264%, 07/07/15	9,854	9,854

Description	Face Amount ($ Thousands)	Value ($ Thousands)

National Bank of Canada (D)
0.416%, 09/11/15	$455	$455
Nordea Bank
0.245%, 09/17/15	1,058	1,058
Old Line Funding (D)
0.275%, 07/20/15	2,000	2,000
0.275%, 07/20/15	2,000	2,000
0.267%, 07/26/15	7,000	7,000
Skandinaviska Enskilda Banken NY
0.250%, 07/02/15	941	941
0.240%, 07/06/15	10,000	10,000
0.240%, 09/10/15	2,028	2,028
Sumitomo Mitsui Banking
0.250%, 07/01/15	4,000	4,000
0.314%, 07/02/15 (D)	9,000	9,000
0.335%, 07/14/15 (D)	4,000	4,000
0.336%, 07/15/15 (D)	4,000	4,000
0.337%, 07/23/15 (D)	3,125	3,125
0.327%, 07/23/15 (D)	7,500	7,500
Svenska Handelsbanken
0.205%, 07/15/15	10,000	10,000
0.225%, 08/28/15	8,000	8,000
0.205%, 09/01/15	22,000	22,000
Toronto-Dominion Bank
0.235%, 07/06/15	3,027	3,027
0.220%, 09/17/15	11,500	11,500
0.280%, 09/18/15	5,000	5,000
Toyota Motor Credit (D)
0.268%, 07/19/15	4,437	4,437
0.266%, 07/27/15	7,190	7,190
Wells Fargo Bank (D)
0.270%, 07/01/15	5,000	5,000
0.250%, 07/01/15	5,700	5,700
0.555%, 07/02/15	3,200	3,201
0.264%, 07/07/15	6,000	6,000
0.264%, 07/08/15	8,500	8,500
0.296%, 07/11/15	263	263
0.265%, 07/17/15	7,810	7,810
0.312%, 09/03/15	1,029	1,029
Westpac Securities NZ (B) (D)
0.276%, 07/15/15	5,210	5,210
0.187%, 07/21/15	6,235	6,235

Total Certificates of Deposit (Cost $401,208) ($Thousands)		401,208

COMMERCIAL PAPER (A) (C) — 31.8%
Albion Capital (B)
0.150%, 07/02/15	5,000	5,000
0.220%, 07/27/15	412	412
0.240%, 08/17/15	2,000	1,999
0.240%, 08/21/15	9,750	9,747
0.240%, 08/26/15	1,793	1,792

4	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

ANZ New Zealand International (B)
0.264%, 07/02/15 (D)	$2,000	$2,000
0.346%, 12/29/15	11,225	11,225
Bank of Nova Scotia (B)
0.285%, 08/10/15	2,962	2,961
Bank of Tokyo-Mitsubishi UFJ NY
0.310%, 07/01/15	1,300	1,300
BNZ International Funding (B)
0.270%, 07/15/15	6,262	6,261
0.230%, 09/14/15	17,000	16,992
CAFCO (B)
0.210%, 09/08/15	5,000	4,998
Caisse Centrale Desjardins (B)
0.128%, 07/02/15	29,000	29,000
Chariot Funding (B)
0.270%, 07/15/15	1,058	1,058
0.250%, 09/10/15	775	775
0.401%, 12/16/15	7,000	6,987
Charta (B)
0.250%, 08/28/15	1,360	1,359
0.270%, 09/01/15	800	800
Ciesco (B)
0.250%, 09/01/15	1,761	1,760
Coca-Cola (B)
0.220%, 07/27/15	4,750	4,749
0.300%, 09/09/15	5,000	4,997
CRC Funding (B)
0.200%, 09/14/15	2,955	2,954
Fairway Finance (B)
0.230%, 07/02/15	4,114	4,114
0.230%, 07/06/15	3,989	3,989
0.260%, 07/16/15	7,620	7,619
0.266%, 07/29/15 (D)	7,290	7,290
0.205%, 08/05/15	10,000	9,998
0.250%, 09/14/15	2,136	2,135
HSBC Bank (B) (D)
0.264%, 07/08/15	11,000	11,000
JPMorgan Securities (B)
0.300%, 07/24/15	2,000	2,000
0.300%, 08/04/15	361	361
0.270%, 09/08/15	7,750	7,746
0.376%, 09/19/15 (D)	9,130	9,132
0.341%, 11/17/15	10,000	9,987
Jupiter Securitization (B)
0.330%, 12/01/15	7,753	7,742
0.371%, 12/08/15	10,000	9,984
Liberty Street Funding (B)
0.300%, 10/26/15	2,268	2,266
0.341%, 11/12/15	966	965
Manhattan Asset Funding (B)
0.200%, 07/06/15	5,000	5,000
0.190%, 07/16/15	1,829	1,829
0.240%, 07/27/15	2,700	2,699
0.280%, 07/31/15	1,000	1,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.280%, 08/05/15	$3,189	$3,188
0.250%, 09/18/15	7,000	6,996
National Bank of Canada (B)
0.280%, 09/17/15	14,000	13,991
Nestle Capital (B)
0.225%, 07/14/15	3,000	3,000
Old Line Funding (B)
0.240%, 09/01/15	4,627	4,625
0.240%, 09/04/15	4,590	4,588
0.230%, 09/09/15	1,675	1,674
0.401%, 12/16/15	12,000	11,978
Prudential Funding
0.070%, 07/01/15	3,102	3,102
Regency Markets No. 1 (B)
0.120%, 07/02/15	4,077	4,077
0.170%, 07/24/15	23,225	23,222
Thunder Bay Funding (B)
0.230%, 09/09/15	5,148	5,146
0.280%, 09/21/15	3,058	3,056
Toyota Motor Credit
0.270%, 07/30/15	10,000	9,998
0.270%, 07/31/15	5,675	5,674
Victory Receivables (B)
0.200%, 07/23/15	3,260	3,260
Westpac Securities NZ (B)
0.280%, 07/07/15	10,000	9,999
0.275%, 07/10/15 (D)	880	880
0.275%, 07/15/15	5,000	4,999
Working Capital Management (B)
0.130%, 07/01/15	3,066	3,066
0.130%, 07/02/15	3,266	3,266
0.153%, 07/06/15	6,664	6,664
0.130, 07/07/15	2,596	2,596
0.200%, 07/10/15	1,390	1,390

Total Commercial Paper (Cost $366,417) ($Thousands)		366,417

TIME DEPOSITS — 14.8%
Bank of Montreal IL (D)
0.275%, 07/04/15	6,381	6,381
Citibank
0.090%, 07/01/15	35,642	35,642
Lloyds Bank PLC
0.060%, 07/01/15	56,000	56,000
Svenska Handelsbanken
0.040%, 07/01/15	16,000	16,000
Swedbank
0.060%, 07/01/15	56,500	56,500

Total Time Deposits (Cost $170,523) ($Thousands)		170,523

SEI Liquid Asset Trust / Annual Report / June 30, 2015	5

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

June 30, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CORPORATE OBLIGATIONS — 7.7%
American Honda Finance (B)
1.000%, 08/11/15	$1,516	$1,517
ANZ New Zealand International (B)
3.125%, 08/10/15	301	302
1.850%, 10/15/15	3,521	3,536
Bank of Montreal IL
0.265%, 07/18/15 (D)	3,500	3,500
0.755%, 09/11/15 (D)	2,197	2,199
0.532%, 09/24/15 (D)	2,613	2,614
0.800%, 11/06/15	102	102
Bank of Nova Scotia
0.260%, 07/02/15 (D)	4,900	4,900
0.254%, 07/02/15 (D)	1,068	1,068
0.255%, 07/10/15 (D)	323	323
0.254%, 07/15/15 (D)	269	269
0.726%, 09/11/15 (D)	315	315
0.340%, 09/25/15 (D)	8,000	8,000
2.050%, 10/07/15	326	328
0.750%, 10/09/15	1,261	1,263
Bank of Tokyo-Mitsubishi UFJ NY (B)
2.450%, 09/11/15	576	578
Caisse Centrale Desjardins (B)
2.650%, 09/16/15	1,376	1,383
Canadian Imperial Bank of Commerce
0.900%, 10/01/15	2,595	2,598
2.350%, 12/11/15	3,325	3,353
DNB Bank (D)
0.277%, 07/15/15	5,000	5,000
General Electric Capital
1.625%, 07/02/15	8,802	8,802
1.301%, 07/02/15 (D)	2,400	2,400
0.651%, 07/10/15 (D)	249	249
4.375%, 09/21/15	374	377
International Business Machines (D)
0.309%, 07/02/15	827	827
Metropolitan Life Global Funding (B)
2.500%, 09/29/15	4,829	4,854
National Australia Bank (B)
1.600%, 08/07/15	2,034	2,037
1.406%, 08/07/15 (D)	5,203	5,209
2.750%, 09/28/15	2,326	2,340
Royal Bank of Canada
0.800%, 10/30/15	740	741
Sumitomo Mitsui Banking (B)
3.150%, 07/22/15	916	917
Toyota Motor Credit
0.875%, 07/17/15	338	338
0.436%, 09/18/15 (D)	235	235

Description	Face Amount ($ Thousands)	Value ($ Thousands)

US Bancorp
2.450%, 07/27/15	$1,102	$1,104
Wal-Mart Stores
4.500%, 07/01/15	2,745	2,745
2.250%, 07/08/15	335	335
Wells Fargo Bank (D)
0.265%, 07/04/15	980	980
Westpac Banking
1.041%, 07/10/15 (D)	826	828
3.000%, 08/04/15	4,603	4,614
1.125%, 09/25/15	1,981	1,985
3.000%, 12/09/15	3,005	3,038

Total Corporate Obligations (Cost $88,103) ($Thousands)		88,103

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
FFCB (D)
0.208%, 07/11/15	7,810	7,811
0.180%, 07/16/15	10,000	10,000
0.197%, 07/23/15	9,000	9,000
0.237%, 07/24/15	2,250	2,251

Total U.S. Government Agency Obligations (Cost $29,062) ($Thousands)		29,062

MUNICIPAL BONDS (D) — 0.9%

Arizona — 0.1%
Pima County, Industrial Development Authority, RB
0.090%, 07/01/15	1,200	1,200

Colorado — 0.1%
Colorado State, Housing & Finance Authority, Multi-Family Housing Program, Ser A-1, RB
0.120%, 07/01/15	710	710

Illinois — 0.0%
University of Illinois, Ser S, RB
0.150%, 07/02/15	330	330

Iowa — 0.2%
Iowa State, Finance Authority, Ser C, RB
0.160%, 07/02/15	1,320	1,320
Iowa State, Finance Authority, Ser G, RB
0.160%, 07/02/15	15	15
Iowa State, Finance Authority, Ser M, RB
0.140%, 07/02/15	450	450

		1,785

6	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 0.0%
Simmons College, Higher Education Authority, RB
0.140%, 07/02/15	$530	$530

Michigan — 0.3%
Kent, Hospital Finance Authority, Ser C, RB
0.070%, 07/01/15	2,875	2,875

Minnesota — 0.2%
Minnesota State, Office of Higher Education, Ser A, RB
0.120%, 07/02/15	1,780	1,780

New Hampshire — 0.0%
New Hampshire State, Health & Educational Facilities Authority, Dartmouth College Project, Ser C, RB
0.160%, 07/01/15	390	390

New York — 0.0%
New York State, Housing Finance Agency, RB
0.220%, 07/07/15	440	440

Wisconsin — 0.0%
Wisconsin Housing & Economic Development Authority, Ser B, RB
0.170%, 07/04/15	155	155
Wisconsin State, Housing & Economic Development Authority, Wheaton Franciscan System Project, Ser B, RB
0.140%, 07/02/15	285	285

		440

Total Municipal Bonds (Cost $10,480) ($Thousands)		10,480

REPURCHASE AGREEMENTS (E) — 7.5%
Goldman Sachs 0.130%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $23,000,083 (collateralized by various FNMA and FMAC obligations, ranging in par value $706,348 - $5,283,929, 2.500% - 6.000%, 02/01/21 - 03/01/45; with total market value $23,460,085)	23,000	23,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

RBC Capital 0.150%, dated 06/25/15, to be repurchased on 07/02/15, repurchase price $8,399,245 (collateralized by various corporate obligations*, ranging in par value $6 - $1,490,367, 0.522% - 7.875%, 02/26/16 - 03/26/25, with total market value of 8,819,171)	$8,399	$8,399
RBC Capital 0.090%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $6,363,016 (collateralized by various FNMA obligations, ranging in par value $1,659 - $14,612,195, 3.000% - 5.500%, 11/01/33 - 12/01/44, with total market value of 6,490,277)	6,363	6,363
TD Securities 0.120%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $17,000,057 (collateralized by FNMA and U.S. Treasury Notes, ranging in par value $6,239,634 - $10,530,400, 2.000% - 4.000%, 11/30/20 - 06/01/45, with total market value of 17,340,094)	17,000	17,000
Wells Fargo 0.150%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $23,000,096 (collateralized by U.S. Treasury Notes, par value $20,766,900, 3.750%, 11/15/43, with total market value of $23,460,107)	23,000	23,000
Wells Fargo 0.150%, dated 06/30/15, to be repurchased on 07/01/15, repurchase price $1,622,047 (collateralized by U.S. Treasury Notes, par value $1,668,700, 1.375%, 04/30/20, with total market value of $1,654,515)	1,622	1,622
Wells Fargo 0.100%, dated 06/24/15, to be repurchased on 07/01/15, repurchase price $6,489,126 (collateralized by U.S. Treasury Notes, par value $6,675,700, 1.375%, 04/30/20, with total market value of $6,618,951)	6,489	6,489

Total Repurchase Agreements (Cost $85,873) ($Thousands)		85,873

Total Investments — 100.8% (Cost $1,151,666) ($ Thousands)		$1,151,666

SEI Liquid Asset Trust / Annual Report / June 30, 2015	7

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

June 30, 2015

*	A list of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at June 30, 2015, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
RBC	BNP Paribas	2.450%	03/17/19	$—
	Cantor Fitzgerald	7.875	02/26/16	15
	Caterpillar Financial	0.522	02/26/16	293
	CBRE Services	5.000	03/15/23	46
	Credit Agricole	4.375	03/17/25	9
	Credit Suisse	0.969	01/29/18	1,490
	Credit Suisse	3.750	03/26/25	1,316
	Daimler Finance	0.632	03/10/17	—
	Deutsche Bank	0.886	02/13/17	27
	General Electric	3.450	05/15/24	226
	HSBC	3.500	06/23/24	305
	JPMorgan	3.200	01/25/23	291
	KKR Group	6.375	09/29/20	19
	Lam Reserarch	2.750	03/15/20	144
	LyondellBasell	5.750	04/15/24	13
	Mckesson	3.796	03/15/24	3
	Morgan Stanley	2.800	06/16/20	997
	National Rural Utility	0.582	11/23/16	839
	Paccar Financial	1.100	06/06/17	65
	Puttable Floating Option	6.500	05/15/21	630
	Synchrony	3.750	08/15/21	—
	SYSCO	2.600	06/12/22	3
	Union Pacific	2.750	04/15/23	1,908
	Verizon Communications	1.053	06/17/19	—
	XL Capital	5.750	10/01/21	177
	Wells Partnership II	5.875	04/01/18	—

Percentages are based on Net Assets of $1,142,449 ($ Thousands).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on June 30, 2015. The demand and interest rate reset features give this security a shorter effective maturity date.

(E)	Tri-Party Repurchase Agreement.

FFCB — Federal Farm Credit Bank

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

8	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Statement of Assets and Liabilities ($ Thousands)

As of June 30, 2015

Prime Obligation Fund
ASSETS:
Investments, at value (Cost $1,065,793)	$1,065,793
Repurchase agreements, at value (Cost $85,873)	85,873
Accrued income	476
Receivable for investment securities sold	20
Prepaid expenses	23
Total Assets	1,152,185
LIABILITIES:
Payable for investment securities purchased	9,504
Payable due to administrator	89
Payable due to investment adviser	40
Trustees’ fees payable	3
Chief Compliance Officer fees payable	1
Accrued expenses	99
Total Liabilities	9,736
Net Assets	$1,142,449
NET ASSETS CONSIST OF:
Paid-in Capital	$1,142,452
Distributions in excess of net investment income	(5)
Accumulated net realized gain on investments	2
Net Assets	$1,142,449
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
( $1,142,443,624 ÷ 1,142,452,703 shares)

The accompanying notes are an integral part of the financial statements.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	9

Statement of Operations ($ Thousands)

For the year ended June 30, 2015

Prime Obligation Fund
Investment Income:
Interest Income	$2,122
Expenses:
Administration Fees	3,719
Shareholder Servicing Fees — Class A	2,818
Investment Advisory Fees	492
Trustees’ Fees	17
Chief Compliance Officer Fees	5
Printing Fees	259
Professional Fees	61
Custodian/Wire Agent Fees	59
Registration Fees	46
Other Expenses	33
Total Expenses	7,509
Less, Waiver of:
Administration Fees	(2,682)
Shareholder Servicing Fees — Class A	(2,818)
Net Expenses	2,009
Net Investment Income	113
Net Increase in Net Assets Resulting from Operations	$113

The accompanying notes are an integral part of the financial statements.

10	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Prime Obligation Fund
	2015	2014
Operations:
Net Investment Income	$113	$108
Net Increase in Net Assets Resulting from Operations	113	108
Dividends From:
Net Investment Income:
Class A	(113)	(108)
Total Dividends	(113)	(108)
Capital Share Transactions (all at $1.00 per share):
Class A:
Proceeds from Shares Issued	8,010,610	7,723,124
Reinvestment of Dividends	111	105
Cost of Shares Redeemed	(7,964,288)	(7,661,982)
Net Increase in Net Assets Derived from Capital Shares Transactions	46,433	61,247
Net Increase in Net Assets	46,433	61,247
Net Assets:
Beginning of Year	1,096,016	1,034,769
End of Year	$1,142,449	$1,096,016
Distributions in Excess of Net Investment Income	$(5)	$(5)

The accompanying notes are an integral part of the financial statements.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	11

Financial Highlights

For the years ended June 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income(1)		Net Realized and Unrealized Gains (Losses) On Securities		Total from Investment Operations		Dividends from Net Investment Income		Distributions From Net Realized Gains		Net Asset Value, End of Period	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Prime Obligation Fund
Class A:
2015	$1.00	$—	(2)	$—	(2)	$—	(2)	$—		$—		$1.00	0.01%	$1,142,449	0.18	%*	0.67%	0.01%
2014	1.00	—	(2)	—	(2)	—	(2)	—		—		1.00	0.01	1,096,016	0.17	*	0.75	0.01
2013	1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	1.00	0.01	1,034,769	0.24	*	0.76	0.01
2012	1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		1.00	0.01	886,342	0.25	*	0.77	0.01
2011	1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		1.00	0.01	904,457	0.31	*	0.77	0.01

*	The Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s daily average net assets. Had these waivers been excluded, the ratio would have been at the expense cap figure of 0.44%. See Note 3 of the Notes to Financial Statements.
(1)	Per share calculations were performed using average shares.
(2)	Amount represents less than $0.01 per share.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

12	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Notes to Financial Statements

June 30, 2015

1. ORGANIZATION

SEI Liquid Asset Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 20, 1981.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with one fund: the Prime Obligation Fund (the “Fund”). The Trust is registered to offer Class A shares of the Fund. A description of the Fund’s investment objectives, policies, and strategies are provided in the prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized to maturity and are included in interest income. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

As of June 30, 2015, all of the Fund’s investments are Level 2. During the year ended June 30, 2015, there were no transfers between Level 1 and Level 2.

For the year ended June 30, 2015, there have been no significant changes to the fair valuation methodologies.

Illiquid Securities — To the extent consistent with its investment objective and strategies, the Fund may invest in illiquid securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At June 30, 2015, the Fund did not own any illiquid securities.

Restricted Securities — To the extent consistent with its investment objective and strategies, the Fund may own private placement investments purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Fund may generally agree to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments would be valued at amortized cost as determined in accordance with the procedures approved by the Board of Trustees. At June 30, 2015, the Fund did not own any restricted securities.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, the Fund may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the agreements and the Trust’s policies ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover interest and principal in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. At June 30, 2015, the Fund held Repurchase Agreements in the amount of $85,873 ($ Thousands). Please refer to the Schedule of Investments for more information.

Expenses — Expenses that are directly related to the Fund are charged directly to the Fund.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	13

Notes to Financial Statements (Continued)

June 30, 2015

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of specific identification. Interest income is recognized using the accrual basis of accounting.

All amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains of the Fund are distributed to the shareholders of the Fund annually.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as the Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement.

BofA Advisors, LLC (“BofA”), serves as sub-adviser to the Fund under an investment sub-advisory agreement with SIMC. SIMC compensates BofA out of the fee it receives from the Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services for an annual fee, which is calculated daily and paid monthly, of 0.30% of the average daily net assets of the Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust has adopted a shareholder servicing plan for its Class A shares (the “Class A Plan”) pursuant to which a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

The Administrator has contractually agreed to waive its administration fees and/or to reimburse expenses of the Fund as necessary to keep total operating expenses (excluding interest, taxes and certain non-routine expenses, and net of SIMC and (the Distributor’s) fee) of the Fund from exceeding an annual rate of 0.44%.

The Adviser and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses

(exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) at a specified level.

The waivers by the Adviser, Administrator and/or Distributor are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses. The waivers are voluntary with the exception of the Administrator contractual waiver mentioned above and the Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

In addition, the Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets. For the year ended June 30, 2015, the amount of this waiver totaled $2,682 ($ Thousands).

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for the Fund:

	Advisory Fees		Administration Fees		Shareholder Servicing Fees	Expense Limitations
Class A	0.075	%(1)	0.30	%(2)	0.25%	0.44%

(1)	The Adviser receives an annual fee equal to 0.075% of the Trust’s average daily net assets up to $500 million and 0.02% of such net assets in excess of $500 million
(2)	Prior to October 1, 2014 the administration fees were 0.42%.

Other — Certain officers and/or trustees of the Trust are also officers and/or directors of the Administrator, the Distributor or SIMC. Compensation of officers and affiliated trustees of the Trust is paid by the Administrator and/or the Distributor.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s adviser, sub-advisors and service providers as required by Securities Exchange Commission (“SEC”) regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future open ended investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined

14	SEI Liquid Asset Trust / Annual Report / June 30, 2015

using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended June 30, 2015, the Trust loaned funds from the Fund to the SEI Funds. The amount of lending was $705,968 ($ Thousands) and the interest received on the lending and the corresponding interest rate were $8 ($ Thousands) and 0.22%-0.32%, respectively. The average amount of lending during the year ended June 30, 2015 was $24,344 ($ Thousands). The Trust had no outstanding loans under the interfund lending agreement at June 30, 2015.

4. FEDERAL INCOME TAXES

It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, no permanent differences have been reclassified during the year ended June 30, 2015, (as there were none).

The tax character of dividends paid to Class A shareholders during the years ended June 30, 2015 and June 30, 2014 were as follows ($ Thousands):

Ordinary Income
2015	$113
2014	$108

As of June 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows ($ Thousands):

Undistributed Ordinary Income	$6
Other Temporary Differences	(9)

Total Accumulated Losses	$(3)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The cost basis of securities for Federal income tax purposes is equal to the cost basis used for financial reporting purposes.

Management has analyzed the Fund’s tax positions taken on the federal tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax is required in the Fund’s financial statements.

5. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

6. REGULATORY MATTERS

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended 2-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

7. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	15

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Liquid Asset Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SEI Liquid Asset Trust, comprised of the Prime Obligation Fund (the “Fund”), as of June 30, 2015, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund comprising SEI Liquid Asset Trust as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 28, 2015

16	SEI Liquid Asset Trust / Annual Report / June 30, 2015

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2015.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations for the last five years, number of portfolios in fund complex overseen by the directors, and other directorships outside the fund complex of each of the persons currently serving as Directors and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, KP Funds, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, O’Connor EQUUS, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	101	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, KP Funds and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust , SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	17

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	101	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. Old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	101	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Private Investor since 1994.	101	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and KP Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	101	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and the KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A

18	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008, Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer

and Privacy Officer since 2015. Senior

Associate and AML Officer, Morgan Stanley

Alternative Investment Partners, April 2011 to

March 2015. Investor Services Team Lead,

Morgan Stanley Alternative Investment

Partners, July 2007 to April 2011.

				N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	19

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Prime Obligation Fund
Actual Fund Return
Class A	$1,000.00	$1,000.00	0.19%	$0.94
Hypothetical 5% Return
Class A	$1,000.00	$1,023.85	0.19%	$0.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

20	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Liquid Asset Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the sole series of the Trust (the “Fund”). Pursuant to a separate sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Fund. The Sub-Adviser is also responsible for managing its employees who provide services to the Fund. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Fund’s Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Fund’s Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Fund of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Fund and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Fund’s overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Fund’s performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Fund’s benchmark indices.

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreements. In each case, the Board’s approvals were based on its

SEI Liquid Asset Trust / Annual Report / June 30, 2015	21

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Fund were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Fund by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Fund’s performance relative to its peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for the Fund, noting that they receive performance reports that permit them to monitor the Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Fund in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Fund and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied of the reasons provided to explain such performance. In connection with the approval or renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Fund was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fund Expenses. With respect to the Fund’s expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Fund’s net operating expense ratio in comparison to those of the Fund’s peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Fund and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waives, has maintained Fund’s net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Fund by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Fund, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Fund directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

22	SEI Liquid Asset Trust / Annual Report / June 30, 2015

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

SEI Liquid Asset Trust / Annual Report / June 30, 2015	23

Notice to Shareholders (Unaudited)

For shareholders that do not have a June 30, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a June 30, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2015, the Fund is making the following dividend designations with regard to distributions paid during the year as follows:

(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
0.01%	99.99%	100.00%	0.00%
(D) Qualifying Dividend Income (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	3.19%	100.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of “Total Ordinary Income.” Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for Fund shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution for calendar year ended 2015. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2015 that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of the Fund.

Item (E) is based on the percentage of ordinary income of the Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

24	SEI Liquid Asset Trust / Annual Report / June 30, 2015

SEI LIQUID ASSET TRUST ANNUAL REPORT JUNE 30, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-097 (6/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,500	N/A	N/A	$24,500	N/A	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	N/A	N/A
(c)	Tax Fees(3)	N/A	$0	N/A	N/A	$23,000	N/A
(d)	All Other Fees(2)	N/A	$240,350	$0	N/A	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may pe pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2015	Fiscal Year 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2015 and 2014 were $240,350 and $237,000 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act(17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Liquid Asset Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 1, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: September 1, 2015